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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 ON

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): June 26, 2000
                                                       --------------

                            Entrust Technologies Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

           000-24733                                     62-1670648
    ---------------------------             ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


One Preston Park South, 4975 Preston Park Blvd., Suite 400, Plano, TX    75093
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           (Address of Principal Executive Offices)                   (Zip Code)

                                 (972) 943-7300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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     This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of enCommerce, Inc. ("enCommerce") required by Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)    Financial Statements of Businesses Acquired.
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       The financial statements of enCommerce required by this item are included as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

(b)    Pro Forma Financial Information.
       -------------------------------

       The pro forma financial information required by this item is included as
       Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

(c)    Exhibits.
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       See Exhibit Index attached hereto.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 9, 2000              ENTRUST TECHNOLOGIES INC.
                                    ------------------------
                                          (Registrant)


                                    By: /s/ John A. Ryan
                                       --------------------------
                                       John A. Ryan
                                       President and
                                       Chief Executive Officer

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                                  EXHIBIT INDEX


 Exhibit
 Number                       Description
 -------                      -----------

   2 Agreement and Plan of Merger, dated as of April 18, 2000, by and among Entrust Technologies Inc., Enable Acquisition Corp. and enCommerce, Inc. (previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K dated April 18, 2000 filed on May 1, 2000).

  23.1  Consent of KPMG LLP.

  99.1 Press Release dated June 27, 2000 (previously filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated April 18, 2000 filed on July 10, 2000).

  99.2  Financial Statements of enCommerce, Inc.

  99.3  Pro Forma Financial Information.